Third Quarter 2009 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.
Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions;
changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in the demand for our deposit, loan, and investment products and other financial services in the markets we serve; changes in deposit flows and wholesale borrowing facilities; changes in our credit ratings or in our ability to access the capital markets; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our ability to retain key members of management; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, those pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve
Board of Governors; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future;
environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2008, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2009, March 31, 2009, and September 30, 2008, on file with the U.S.
Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
We are a leading financial institution in the
competitive Metro New York/New Jersey region.
(a) SNL Financial as of 10/26/09
(b) Please see page 41 for a reconciliation of our GAAP and cash earnings.
With assets of $32.9 billion at 9/30/09, we are the 24th largest bank holding company in the nation and operate the 2nd largest public thrift.
(a)
With a portfolio of $16.5 billion at 9/30/09, we are a leading producer of multi-family loans for portfolio in New York City.
(a)
With deposits of $14.5 billion at 9/30/09, we operate the 2nd largest thrift depository in our core markets of Queens, Staten Island, and Nassau County.
(a)
We generated a strong 3Q 2009 performance, with a 19.4% increase in cash earnings
(b)
; a 17.9% increase in diluted cash EPS
(b)
; a 24.5% increase in net
interest income; and a 49-basis point increase in net interest margin, year-over-
year.
With a 0.03% ratio of net charge-offs to average loans in 3Q 2009, we extended our historical record of above-average asset quality.

The origination of multi-family loans:

- $25.4 billion of multi-family loans originated since 2000, including $1.4 billion in the first nine months of 2009.

The maintenance of strong credit standards, resulting in asset quality measures that compare favorably with our peers:

- Net charge-offs represented 0.09% of average loans through 9/30/09, as compared to 2.43% for the SNL Bank and Thrift Index. [(a)]

The efficient operation of our Company and our branch network:

- Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts. [(a)(b)]

The growth of our business through accretive mergers and acquisitions:

- We completed eight acquisitions from 2000 to 2007.

New York Community Bancorp, Inc. Page 4
Our total return to shareholders increased at a compound
annual growth rate of 31.5% between our IPO and 9/30/09.
We have a consistent business model that focuses
on building value while building the Company.
(a) SNL Financial
(b) Please see pages 36 and 37 for a reconciliation of our GAAP and operating efficiency ratios.

3rd Quarter 2009 Performance Highlights

New York Community Bancorp, Inc. Page 6
In 3Q 2009, we generated strong performance
metrics.
(a) Please see page 40 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 41 for a reconciliation of our GAAP and cash earnings.
(c) Please see page 36 for a reconciliation of our GAAP and operating efficiency ratios.
Performance Highlights: 3Q 2009 3Q 2008
Y-O-Y
Change
GAAP:
Earnings
$98,573 $58,064
69.8%
EPS
$0.28 $0.17
64.7%
Operating:
Earnings (a)
$90,215 $84,779
6.4%
EPS (a)
$0.26 $0.25
4.0%
Cash:
Earnings (b)
$114,304 $95,713
19.4%
EPS (b)
$0.33 $0.28
17.9%
Other Key Performance Measures:
Net interest income
$226,360 $181,879 24.5%
Net interest margin
3.17% 2.68% 49 bp
Operating efficiency ratio (c)
35.85% 38.01% 216 bp
(dollars in thousands, except per share data)

New York Community Bancorp, Inc. Page 7
Our asset quality measures continued to exceed
those of our industry as a whole.
At or for the Three Months Ended 9/30/09
Asset Quality: NYB SNL Bank & Thrift Index
(a)
Net charge-offs / average loans 0.03% 0.81%
Non-performing loans / total loans
(b)
2.00% 4.13%
Non-performing assets / total assets 1.45% 3.05%
Net charge-offs / average loan loss allowance 6.56% 23.69%
(a) SNL Financial as of 10/26/09
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.

New York Community Bancorp, Inc. Page 8
(dollars in thousands) 3Q 2008 2Q 2009 3Q 2009
Linked-quarter
Increase
(Decrease)
Y-O-Y
Increase
(Decrease)
Average balance of loans $21,032,989 $22,382,786 $22,763,695 1.7% 8.2%
Average yield on loans
6.02% 5.75% 5.75% 0 bp (27) bp
Average yield on interest-earning assets 5.85 5.65 5.60 (5) bp (25) bp
Prepayment penalty income
$3,945 $2,064 $2,304 11.6% (41.6)%
Net interest margin 2.68% 3.06% 3.17% 11 bp 49 bp
Average cost of borrowed funds 4.07 3.77 3.62 (15) bp (45) bp
Average cost of interest-bearing deposits
2.68 1.71 1.43 (28) bp (125) bp
Average cost of CDs 3.86 2.84 2.40 (44) bp (146) bp
Average cost of interest-bearing liabilities
3.37 2.76 2.58 (18) bp (79) bp
The expansion of our net interest margin has been driven
by a reduction in our funding costs.

New York Community Bancorp, Inc. Page 9
Both of our bank subsidiaries are well capitalized institutions:
9/30/09
Community Bank Commercial Bank
Leverage capital ratio 7.41% 10.84%
We continue to maintain strong tangible capital measures:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994.
In October 2009, we declared our 23rd consecutive quarterly cash dividend of $0.25 per share.
(a) Please see page 38 for a reconciliation of our GAAP and non-GAAP capital measures.
(dollars in billions)
12/31/08 6/30/09 9/30/09
Tangible stockholders’ equity
(a)
$1.7 $1.7 $1.8
Tangible equity / tangible assets
(a)
5.66% 5.59% 6.03%
Tangible equity / tangible assets excluding accumulated
other comprehensive loss, net of tax
(a)
5.94% 5.83% 6.25%
We have maintained a strong capital position.

Our Business Model: Multi-family Loan Production

Portfolio statistics at 9/30/09:

- % of total loans = 71.5%
- Average principal balance = $4.0 million
- Average loan-to-value ratio = 61.0%
- Expected weighted average life = 4.0 years
- 3Q 2009 originations = $561.6 million
- % of total loans originated in 3Q 2009 = 60.97%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 11
(in millions)
Multi-family Loan Portfolio
Multi-family loans have grown at a CAGR of 29.3%
since 12/31/99.
$1,348
$9,839
$12,854
$14,529
$14,055
$15,726
$16,473
12/31/99 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09

Portfolio statistics at 9/30/09:

- % of total loans = 21.2%
- Average principal balance = $2.7 million
- Average loan-to-value ratio = 54.4%
- Expected weighted average life = 3.6 years
- 3Q 2009 originations = $144.2 million
- % of total loans originated in 3Q 2009 = 15.65%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 12
(in millions)
Commercial Real Estate Loan Portfolio
Our commercial real estate loans feature the same
structure as our multi-family loans.
$96
$2,141
$2,888
$3,114
$3,826
$4,551
$4,873
12/31/99 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 9/30/09

Our Business Model: Asset Quality

New York Community Bancorp, Inc. Page 14
Net Charge-offs / Average Loans
NYB Net Charge-offs: $22,000 $222,000 $458,000 $6.1 million $431,000
We continue to be distinguished by our low level of
net charge-offs.
$20.7 million
NYB SNL Bank and Thrift Index
(a)
(a) SNL Financial as of 10/26/09
1.28%
1.50%
1.17%
0.68%
1.63%
2.43%
0.00%
0.04%
0.07%
0.00%
0.03%
0.09%
1990 1991 1992 2007 2008 9 Mos. 2009

New York Community Bancorp, Inc. Page 15
4.00%
4.05%
3.41%
1.45%
2.71%
4.13%
2.48%
2.10%
2.83%
0.11%
0.51%
2.00%
12/31/90 12/31/91 12/31/92 12/31/07 12/31/08 9/30/09
Non-performing Loans / Total Loans
(a)
The quality of our loan portfolio has consistently
exceeded that of our industry.
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) SNL Financial as of 10/26/09
NYB SNL Bank and Thrift Index
(b)

56.17%
1.41%
66.35%
11.20%
48.95%
9.72%
49.59%
0.49%
59.72%
6.62%
23.69%
6.56%
1990
1991
1992
2007
2008
3Q 2009

New York Community Bancorp, Inc. Page 16
Net Charge-offs / Average Loan Loss Allowance
Our charge-offs typically represent a smaller percentage of
our loan loss allowance compared to our industry peers.
(a) SNL Financial as of 10/26/09
NYB SNL Bank and Thrift Index
(a)

New York Community Bancorp, Inc. Page 17
Historically, few of our non-performing loans have resulted in charge-offs.
At or for the Twelve Months Ended December 31, At or for the Nine
Months Ended
September 30, 2009 1990 1991 1992 2007 2008
NPLs / Total Loans
(a)
2.48% 2.10% 2.83% 0.11% 0.51% 2.00%
NCOs / Average Loans 0.00% 0.04% 0.07% 0.00% 0.03% 0.09%
Difference 248 bp 206 bp 276 bp 11 bp 48 bp 191 bp
Loan Loss Allowance / NPLs
(a)
12.94% 24.78% 36.17% 418.14% 83.00% 23.17%
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.

Conservative Underwriting

- Conservative loan-to-value ("LTV") ratios
- Minimum debt coverage ratio: 120%, except for commercial real estate ("CRE") loans: 130%
- Multi-family and CRE loans are based on the *lower* of economic or market value.

Active Board Involvement

- All loans are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).
- A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $4.0 million, and CRE and acquisition, development, and construction ("ADC") loans in excess of $2.5 million.

Multiple Appraisals

- All properties are appraised by independent appraisers.
- All independent appraisals are reviewed by in-house appraisal officers.

Reduced Lending in Higher-risk Portfolios

- Since 3Q 2007, ADC loans have generally consisted of advances that were committed prior to the weakening of the economy.
- ADC, 1-4 family, and other loans declined 22.8% in 2008 and 11.6% in the nine months ended 9/30/09.

New York Community Bancorp, Inc. Page 18 The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

New York Community Bancorp, Inc. Page 19
While NPLs have increased in the wake of the economic crisis, they represent a small percentage of our loan portfolio.
Loan Type
Non-Performing Loans
as a Percent of Total Loans at
September 30, 2009
Multi-family 1.20%
Commercial real estate 0.30
Acquisition, development, and construction 0.35
Commercial and industrial 0.07
One- to four-family 0.06
Other 0.02
Total loan portfolio 2.00%

Our Business Model: Efficiency

New York Community Bancorp, Inc. Page 21
Our operating efficiency ratio was 35.85% (a) in 3Q 2009, well below the SNL Bank and Thrift Index efficiency ratio of 56.72%. (b)
(a) Please see pages 36 and 37 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 10/26/09
NYB
(a)
SNL Bank and Thrift Index
(b)
35.85%
59.05%
57.76%
59.26%
61.32%
63.03%
56.72%
21.46%
28.86%
37.59%
41.18%
38.89%
2004 2005 2006 2007 2008 3Q 2009
Efficiency Ratio

Our Business Model: Growth through Acquisitions

1. **Nov. 2000**
   Acquisition of Haven Bancorp, Inc. (HAVN)
   Transaction Value: $186.5 million

2. **July 2001**
   Merger-of-equals with Richmond County Financial Corp. (RCBK)
   Transaction Value: $779.3 million

3. **October 2003**
   Merger with Roslyn Bancorp, Inc. (RSLN)
   Transaction Value: $1.6 billion

4. **Dec. 2005**
   Acquisition of Long Island Financial Corp. (LICB)
   Transaction Value: $69.8 million

5. **April 2006**
   Acquisition of Atlantic Bank of New York (ABNY)
   Transaction Value: $400.0 million

6. **April 2007**
   Acquisition of PennFed Financial Services, Inc. (PFSB)
   Transaction Value: $261.9 million

7. **July 2007**
   Acquisition of the NYC branch network of Doral Bank, FSB (Doral-NYC)
   Deposit Premium: 4.01%

8. **October 2007**
   Acquisition of Synergy Financial Group, Inc. (SYNF)
   Transaction Value: $168.4 million

New York Community Bancorp, Inc. Page 23 We have completed eight acquisitions since 2000.

New York Community Bancorp, Inc. Page 24
The decision to engage in an acquisition is driven
by certain objectives.
Earnings accretion
Tangible capital accretion
Maintaining our record of above-average asset quality
Infusion of deposits
Deployment of deposits and other cash flows into multi-family loan production and the reduction of funding costs
Maintaining our record of superior operating efficiency
Expansion of franchise in existing markets and / or extension into new markets

New York Community Bancorp, Inc. Page 25
(a) Please see pages 38 and 39 for reconciliations of our GAAP and non-GAAP capital.
At or for the Twelve Months Ended
At or for the
Nine
Months
Ended
9/30/09
(dollars in billions)
12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral-NYC,
& SYNF
12/31/07
Tangible Capital:
Tangible stockholders’ equity (a) $0.1 $0.2 $0.3 $0.9 $1.3 $1.4 $1.6 $1.8
Tier 1 leverage ratio 8.63% 8.75% 5.95% 7.72% 8.34% 8.14% 8.32% 8.03%
Above-Average Asset Quality:
NCOs / Average Loans 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.09%
NPAs / Total Assets 0.17% 0.19% 0.19% 0.15% 0.11% 0.08% 0.07% 1.45%
Infusion of Deposits:
Core deposits $0.4 $1.4 $3.0 $  6.0 $  6.9 $  6.7 $  6.3 $  8.7
Total deposits $1.1 $3.3 $5.5 $10.4 $12.2 $12.7 $13.2 $14.5
Our financial performance reflects the merits of our
growth-through-acquisition strategy.

New York Community Bancorp, Inc. Page 26
(a) Please see pages 36 and 37 for reconciliations of our GAAP and operating efficiency ratios.
(b) From 11/23/93 to the date indicated
(c) Bloomberg
At or for the Twelve Months Ended
At or for the
Nine
Months
Ended
9/30/09
(dollars in billions)
12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral-NYC,
& SYNF
12/31/07
Balance Sheet Repositioning:
Multi-family Loans $1.3 $1.9 $3.3 $  7.4 $12.9 $14.5 $14.1 $16.5
Total Loans $1.6 $3.6 $5.4 $10.5 $17.0 $19.7 $20.4 $23.0
Total Securities $0.2 $0.5 $2.6 $  9.5 $  5.6 $  4.9 $  5.7 $  5.5
Total Assets $1.9 $4.7 $9.2 $23.4 $26.3 $28.5 $30.6 $32.9
Superior Operating Efficiency:
Operating Efficiency Ratio (a) 31.16% 30.20% 30.50% 23.59% 28.86% 37.59% 41.18% 36.39%
Franchise Expansion:
Number of Branches 14 86 120 139 152 166 217 212
Total Return on Investment: (b)(c) 717% 1,055% 1,557% 3,793% 2,390% 2,479% 2,885% 2,094%
Our financial performance reflects the merits of our
growth-through-acquisition strategy (cont’d).

Manhattan
Essex
Hudson
Union
Queens
Brooklyn
New York
Middlesex
Monmouth
Mercer
New Jersey
Ocean

New York Community Bancorp, Inc. Page 27
Largely reflecting our acquisition strategy, we currently have
159 locations in New York and 53 in New Jersey.
BRANCH LOCATIONS (#)
COMMUNITY BANK COMMERCIAL BANK
Queens County Savings Bank (34)
New York Commercial Bank (18)
Roslyn Savings Bank (56)
Atlantic Bank (17)
Richmond County Savings Bank (22)
Roosevelt Savings Bank (8)
New York Community Bank (4)
Garden State Community Bank (53)

New York Community Bancorp, Inc. Page 28
(dollars in thousands)
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co
$ 7,809,664 22.13%
2 Capital One Financial Corp.
5,600,937 15.87
3 Astoria Financial Corp.
3,139,029 8.89
4 Citigroup Inc.
2,976,427 8.43
5 HSBC Holdings plc
2,537,513 7.19
6 Bank of America Corp.
2,335,201 6.62
7 New York Community
1,654,648 4.69
8 Toronto-Dominion Bank
1,570,122 4.45
9 Smithtown Bancorp
1,504,430 4.26
10 Suffolk Bancorp
1,432,327 4.06
Total for Institutions in Market
$35,293,215 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co.
$ 2,486,983 12.50%
2 New York Community
2,356,215 11.84
3 Citigroup Inc.
1,842,398 9.26
4 Bank of America Corp.
1,394,025 7.00
5 Hudson City Bancorp Inc.
1,387,794 6.97
6 JPMorgan Chase & Co
1,342,918 6.75
7 PNC Financial
1,333,746 6.70
8 Investors Bancorp Inc.
1,306,328 6.56
9 Valley National Bancorp
1,300,911 6.54
10 Banco Santander S.A.
1,260,423 6.33
Total for Institutions in Market
$19,900,587 100.00%
Source:  SNL Financial
The expansion of our franchise has enabled us to compete
very effectively against the region’s money center banks.
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co.
$11,207,747 20.64%
2 Citigroup Inc.
7,846,371 14.45
3 Capital One Financial Corp.
6,381,757 11.75
4 Astoria Financial Corp.
5,395,561 9.94
5 New York Community
4,355,408 8.02
6 Bank of America Corp.
3,452,847 6.36
7 Toronto-Dominion Bank
3,202,765 5.90
8 HSBC Holdings plc
2,029,364 3.74
9 Flushing Financial Corp.
1,476,584 2.72
10
Signature Bank
1,302,498 2.40
Total for Institutions in Market
$54,303,097 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co.
$  8,087,934 19.56%
2 Citigroup Inc.
5,962,280 14.42
3 Capital One Financial Corp.
4,695,834 11.36
4 Astoria Financial Corp.
3,102,693 7.51
5 HSBC Holdings plc
2,816,995 6.81
6 New York Community
2,610,122 6.31
7 Ridgewood Savings Bank
1,636,138 3.96
8 Toronto-Dominion Bank
1,447,927 3.50
9 Flushing Financial Corp.
1,228,225 2.97
10 Banco Santander S.A.
989,322 2.39
Total for Institutions in Market $41,339,284 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Banco Santander S.A.
$2,283,684 24.29%
2 JPMorgan Chase & Co.
1,610,747 17.13
3 New York Community
1,468,053 15.61
4 Citigroup Inc.
1,096,514 11.66
5 Northfield Bancorp Inc.
831,606 8.84
6 Toronto-Dominion Bank
608,588 6.47
7 Hudson City Bancorp Inc.
543,868 5.78
8 HSBC Holdings plc
273,126 2.90
9 VSB Bancorp Inc.
200,832 2.14
10 Capital One Financial Corp.
178,904 1.90
Total for Institutions in Market
$9,403,629 100.00%

New York Community Bancorp, Inc. Page 29
Total deposits: 30.4% CAGR
Core deposits: 36.2% CAGR
Demand deposits: 40.9% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
Total Deposits: $10,457 $12,168 $12,694 $13,236 $14,376
Our deposit growth has been largely acquisition-
driven.
$14,468 $1,086
$658
$3,752
$5,247
$5,945
$6,913
$6,797
$5,771
$5,918
$6,015
$5,554
$4,975
$6,451
$7,566
$787
$906
$1,195
$1,348
$1,128
$1,131
$388
$40
12/31/99 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 9/30/09

New York Community Bancorp, Inc. Page 30
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
Loans Outstanding
Multi-family loans: 29.3% CAGR
Total loans: 31.4% CAGR
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
$23,039
$2,597
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
$22,192
$5,881
$13,396
$6,041
$1,348
$9,839
$12,854
$14,529
$14,055
$15,726
$16,473
$3,557
$4,175
$5,124
$6,308
$6,466
$6,566
$263
12/31/99 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 9/30/09

New York Community Bancorp, Inc. Page 31
In the current environment, we are considering FDIC-assisted transactions, which present certain unique benefits.
Loss-sharing agreement significantly limits credit risk
Nominal lag time between agreement and execution expedites timing of benefits and reduces risk
Merger-related expenses are significantly reduced
No social issues
Out-of-market transactions would build on our unique structure, which currently includes six divisional banks with strong local identities

Total Return on Investment

New York Community Bancorp, Inc. Page 33
Total Return on Investment
NYB
(b)
14.7% 6.2% 107.5% 5.7%
Annual yield produced by $1.00
per share dividend on shares
purchased at the date indicated:
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
8.4%
Notwithstanding the decline in the capital markets, our business model has created significant value for our shareholders over time.
8.8%
SNL Bank & Thrift Index
(a)
240%
615%
462%
213%
232%
717%
2,479%
2,885%
2,059%
2,094%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 9/30/09
CAGR since IPO =
31.5%

Improve Our Performance Metrics

- Increase our revenues
- Continue to expand our net interest margin
- Maintain a strong level of operating efficiency
- Grow our operating earnings

Strengthen Our Franchise

- Engage in accretive acquisitions while enhancing the value of our franchise
- Integrate the data processing systems used by the Community and Commercial Banks

Manage Our Assets and Liabilities

- Grow our loan portfolio
- Maintain superior asset quality
- Reduce our balances of higher-cost wholesale funding and higher-cost retail deposits

Manage Our Capital

- Maintain the strength of our tangible capital measures
- Maintain our quarterly cash dividend at the current amount

New York Community Bancorp, Inc. Page 34 We are committed to building value for our investors. Our Goals

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 35 10/29/2009 For More Information

New York Community Bancorp, Inc. Page 36
For the Three Months Ended For the Nine Months Ended
September 30, 2009 September 30, 2008 September 30, 2009
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $241,432 $241,432 $162,547 $162,547 $670,397 $670,397
Adjustments:
Gain on debt exchange -- (5,717) -- -- -- (5,717)
Loss on other-than-temporary impairment of
securities -- 13,275 -- 44,160 -- 53,003
Adjusted total net interest income and non-
interest income $241,432 $248,990          $162,547 $206,707 $670,397 $717,683
Operating expenses $  90,067 $  90,067 $78,578 $78,578 $275,905 $275,905
Adjustments:
FDIC special assessment -- (801) -- -- -- (14,753)
Adjusted operating expenses $  90,067 $  89,266 $78,578 $78,578 $275,905 $261,152
Efficiency ratio 37.31% 35.85% 48.34% 38.01% 41.16% 36.39%
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the three months ended September 30, 2009 and 2008 and the nine months ended September 30, 2009:

New York Community Bancorp, Inc. Page 37
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000, 2001, 2003,
2004, 2005, 2006, 2007, and 2008. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
For the Years Ended December 31,
2008 2007 2006 2005 2004 2003 2001 2000 1999
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $691,024 $691,024 $727,622 $727,622 $650,556 $650,556 $693,068 $693,068 $737,040 $737,040 $668,962 $668,962 $296,431  $296,431 $94,726 $ 94,726  $71,426  $71,426
Adjustments:
Visa-related gain -- (1,647)
Net gain on sale of securities -- -- (1,888) -- -- -- -- -- -- -- -- -- -- -- -- -- --
Loss on mark-to-market of
interest  rate swaps -- -- -- -- -- 6,071 -- -- -- -- -- -- -- -- -- -- -- --
Loss on debt redemption -- (16,962) -- 1,848 -- 1,859 -- -- -- -- -- -- -- -- -- -- -- --
Loss on other-than-temporary -- 104,317
impairment -- 39,647 -- 56,958 -- -- -- -- -- 8,209 -- -- -- -- -- -- -- --
Balance sheet repositioning
charge -- -- -- -- -- -- -- -- -- 157,215 -- -- -- -- -- -- -- --
Gain on sale of bank-owned
property / branches -- -- -- (64,879) -- -- -- -- -- -- -- (37,613) -- (1,500) -- (13,500) -- --
Adjusted total net interest
income and non-interest
income $691,024 $816,379 $727,622 $719,661 $650,556 $658,486 $693,068 $693,068 $737,040 $902,464 $668,962 $631,349 $296,431 $294,931 $94,726 $ 81,226 $71,426 $71,426
Operating expenses $320,818 $320,818 $299,575 $299,575 $256,362 $256,362 $236,621 $236,621 $193,632 $193,632 $169,373 $169,373 $112,757 $112,757 $49,330 $ 49,330 $21,390 $21,390
Adjustments:
FDIC special assessment -- --
Merger-related charge -- -- -- (2,245) -- (5,744) -- (36,588) -- -- -- (20,423) -- (22,800) -- (24,800) -- --
VISA litigation charge -- (3,365) -- (1,000) -- -- -- -- -- -- -- -- -- -- -- -- -- --
Retirement charge -- -- -- -- -- (3,072) -- -- -- -- -- -- -- -- -- -- -- (735)
Curtailment gain -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- 1,600
Adjusted operating expenses $320,818 $317,453 $299,575 $296,330 $256,362 $247,546 $236,621 $200,033 $193,632 $193,632 $169,373 $148,950 $112,757 $  89,957 $49,330 $ 24,530 $21,390 $22,255
Efficiency ratio 46.43% 38.89% 41.17% 41.18% 39.41% 37.59% 34.14% 28.86% 26.27% 21.46% 25.32% 23.59% 38.04% 30.50% 52.08% 30.20% 29.95% 31.16%

New York Community Bancorp, Inc. Page 38
Reconciliation of GAAP and Non-GAAP Capital
Measures
Sept. 30, June 30, December 31,
(dollars in thousands)
2009 2009 2008 2007 2006 2005 2004
Total stockholders’ equity $ 4,340,539 $ 4,210,666 $  4,219,246 $  4,182,313 $  3,689,837 $  3,324,877 $  3,186,414
Less: Goodwill (2,436,401) (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (71,205) (76,617) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible stockholders’ equity $ 1,832,933 $ 1,697,648 $  1,695,065 $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423
Total assets $32,884,468 $32,860,123 $32,466,906 $30,579,822 $28,482,370 $26,283,705 $24,037,826
Less: Goodwill (2,436,401) (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (71,205) (76,617) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible assets $30,376,862 $30,347,105 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Stockholders’ equity to total assets 13.20% 12.81% 13.00% 13.68% 12.95% 12.65% 13.26%
Tangible stockholders’ equity to tangible assets 6.03% 5.59% 5.66% 5.83% 5.47% 5.19% 5.22%
Tangible stockholders’ equity $1,832,933 $1,697,648 $1,695,065 $1,633,786 $1,435,348 $1,257,655 $1,147,423
Accumulated other comprehensive loss, net of tax 68,394 76,301 87,319 21,315 68,053 55,857 40,697
Adjusted tangible stockholders’ equity $1,901,327 $1,773,949 $1,782,384 $1,655,101 $1,503,401 $1,313,512 $1,188,120
Tangible assets $30,376,862 $30,347,105 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Accumulated other comprehensive loss, net of tax 68,394 76,301 87,319 21,315 68,053 55,857 40,697
Adjusted tangible assets $30,445,256 $30,423,406 $30,030,044 $28,052,610 $26,295,394 $24,272,340 $22,039,532
Adjusted tangible stockholders’ equity to adjusted
tangible assets 6.25% 5.83% 5.94% 5.90% 5.72% 5.41% 5.39%
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 2004, 2005, 2006, 2007, and 2008 and June 30 and September 30, 2009:
Please see the following page for reconciliations at December 31, 1999, 2000, 2001, 2002, and 2003.

New York Community Bancorp, Inc. Page 39
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, and
2003:
December 31,
(dollars in thousands)
2003 2002 2001 2000 1999
Total stockholders’ equity $  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity $     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible assets 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $851,311 $647,494 $310,981 $189,340 $137,141
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity $885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets $21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to adjusted tangible assets 4.13% 5.78% 3.60% 4.11% 7.19%
Reconciliation of GAAP and Non-GAAP Capital
Measures

New York Community Bancorp, Inc. Page 40
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended September 30, 2008 and
2009:
Reconciliation of GAAP and Operating Earnings
For the Three Months Ended
September 30,
(in thousands, except per share data)
2009 2008
GAAP Earnings $ 98,573 $ 58,064
Adjustments to GAAP earnings:
Loss on other-than-temporary impairment of securities 13,275 44,160
Gain on debt exchange (5,717) --
FDIC special assessment 801 --
Resolution of tax audits (13,316) --
Income tax effect (3,401) (17,445)
Operating earnings $ 90,215 $ 84,779
Diluted GAAP Earnings per Share $0.28 $0.17
Adjustments to diluted GAAP earnings per share:
Loss on other-than-temporary impairment of securities 0.02 0.08
Gain on debt exchange (0.01) --
FDIC special assessment -- --
Resolution of tax audits (0.04) --
Diluted operating earnings per share $0.26 $0.25
Note:  Footing difference in the table is due to rounding.

New York Community Bancorp, Inc. Page 41
The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended September 30, 2008 and 2009:
Reconciliation of GAAP and Cash Earnings
(in thousands, except per share data)
For the Three Months Ended
September 30,
2009 2008
GAAP Earnings $  98,573 $58,064
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 3,219 3,558
Associated tax effects 2,473 1,375
Dividends on unallocated ESOP shares 157 244
Amortization of core deposit intangibles 5,412 5,757
Gain on debt exchange (3,381) --
Loss on other-than-temporary impairment of securities 7,851 26,715
Total additional contributions to tangible stockholders’ equity 15,731 37,649
Cash earnings $114,304 $95,713
Diluted GAAP Earnings per Share $ 0.28 $0.17
Additional contributions to diluted GAAP earnings per share:
Amortization and appreciation of shares held in stock-related benefit plans 0.01 0.01
Associated tax effects 0.01 --
Dividends on unallocated ESOP shares -- --
Amortization of core deposit intangibles 0.02 0.02
Gain on debt exchange (0.01) --
Loss on other-than-temporary impairment of securities 0.02 0.08
Total additional contributions to diluted GAAP earnings per share 0.05 0.11
Diluted cash earnings per share $ 0.33 $0.28